2018 Annual Shareholder Meeting Exhibit 99.1

INVESTORS.PRIMEMERIDIANBANK.COM
|  OTCQX: PMHG

Forward Looking Statements
This
Presentation,
including
information
incorporated
herein
by
reference,
may
contain
forward-looking
statements
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act
of
1995.
Words
such
as
“may,”
“could,”
“should,”
“would,”
“believe,”
“anticipate,”
“estimate,”
“expect,”
“intend,”
“plan,”
“project,”
“is
confident
that,”
and
similar
expressions
are
intended
to
identify
these
forward-looking
statements.
These
forward-looking
statements
involve
risk
and
uncertainty
and
a
variety
of
factors
could
cause
our
actual
results
and
experience
to
differ
materially
from
the
anticipated
results
or
other
expectations
expressed
in
these
forward-looking
statements.
We
do
not
have
a
policy
of
updating
or
revising
forward
looking
statements
except
as
otherwise
required
by
law,
and
silence
by
management
over
time
should
not
be
construed
to
mean
that
actual
events
are
occurring
as
estimated
in
such
forward-looking
statements.
Our
ability
to
predict
results
or
the
actual
effect
of
future
plans
or
strategies
is
inherently
uncertain.
Factors
that
could
have
a
material
adverse
effect
on
our
operations
and
the
operations
of
our
subsidiary,
Prime
Meridian
Bank,
include,
but
are
not
limited
to,
changes
in:
•
risk factors named in the Prospectus
•
general economic conditions
•
legislative/regulatory changes
•
monetary and fiscal policies of the U.S. Government
•
the quality and composition of our loan or investment portfolios
•
competition
•
demand for loan and deposit products
•
demand for financial services in our primary trade area
•
litigation, tax, and other regulatory matters
•
accounting principles and guidelines
•
other economic, competitive, governmental, regulatory, or technological factors affecting us
The
factors
listed
above
should
not
be
construed
as
exhaustive.
A
number
of
important
factors
could
cause
actual
results
to
differ
materially
from
those
indicated
by
the
forward-looking
statements.
Information
on
these
factors
can
be
found
in
the
Company’s
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2017,
and
other
reports
and
statements
Prime
Meridian
Holding
Company
has
filed
with
the
Securities
and
Exchange
Commission
which
are
available
at
its
website
(www.sec.gov).
We
do
not
have
a
policy
of
updating
or
revising
forward-looking
statements
except
as
otherwise
required
by
law,
and
silence
by
management
over
time
should
not
be
construed
to
mean
that
actual
events
are
occurring
as
estimated
in
such
forward-looking
statements.

INVESTORS.PRIMEMERIDIANBANK.COM
|  OTCQX: PMHG

March 2018
Crawfordville market continues to fuel healthy
deposit growth reaching $47 million
Company pays third annual dividend
February 2018
10 Year Anniversary Celebration
Ranked #19 on the OTCQX
Best 50 for 2017 performance
September 2017
PMB ranked #22 nationally in American Banker
annual survey of Best Banks to Work For
May 2017
PMHG concludes successful stock offering
raising $18 million
March 2017
Company pays second annual dividend
Achievements | 2017-2018

INVESTORS.PRIMEMERIDIANBANK.COM
|  OTCQX: PMHG

Summary Results | 2017
Net income increased 26.9% to $2.8 million from 2016 to 2017, boosted by solid growth in both net interest income and noninterest income.
Year over year, the Company again reported double digit loan growth. Net loans grew 12.3%, or $27.5 million, to $250.3 million, with approximately half of that growth coming from the commercial real estate sector.
Mortgage banking revenue continues to be a significant driver of our earnings, accounting for 63.6% of noninterest income in 2017, compared to
57.4% in 2016.

INVESTORS.PRIMEMERIDIANBANK.COM
|  OTCQX: PMHG

For the year ended December 31, 2017, the Return on Average Assets was 0.85% and the Return on Average Equity was 7.17%.  Excluding the
one-time deferred tax adjustment of $155,000* the Return on Average
Assets was 0.90% and the Return on Average Equity was 7.57%.
The Company completed a capital offering in the second quarter of 2017 which raised $18 million and strategically positioned the Company for future growth and expansion.
*As a result of the Tax Cuts and Job Act, the Company revalued its deferred tax asset position to reflect a reduction in its federal corporate income tax rate from 34% to 21%.
Summary Results | 2017

INVESTORS.PRIMEMERIDIANBANK.COM
|  OTCQX: PMHG

Increasing Franchise Value
CAGR=compound annual growth rate. Unless otherwise indicated, all financial data as of December 31 of the respective year unless noted. Source: S&P Global, internal company documents.
103
139
170
206
210
244
304
347
358
2010
2011
2012
2013
2014
2015
2016
2017
2018Q1
Total Assets
($ in millions)

INVESTORS.PRIMEMERIDIANBANK.COM
|  OTCQX: PMHG

Increasing Franchise Value
CAGR=compound annual growth rate. Unless otherwise indicated, all financial data as of December 31 of the respective year unless noted. Source: S&P Global, internal company documents.
65
78
95
123
156
192
225
253
276
2010
2011
2012
2013
2014
2015
2016
2017
2018Q1
Gross Loans
($ in millions)

INVESTORS.PRIMEMERIDIANBANK.COM
|  OTCQX: PMHG

Asset Quality
Prime Meridian Bank has maintained exceptionally strong asset quality.
NPAs/Total Assets (%)
NPA = Nonperforming Assets
PMB
Southeast Peers*
Source: S&P Global and internal company documents. PMB peer analysis vs. select, comparable Southeastern banks with $250 to $500 million in assets. All financial data as of December 31 of the respective year unless otherwise noted.
0.00
0.00
0.06
0.00
0.08
0.06
0.27
0.04
0.10
0.75
0.00
0.10
0.20
0.30
0.40
0.50
0.60
0.70
0.80
2010
2011
2012
2013
2014
2015
2016
2017
2018Q1
2018Q1
Southeast
Peer Average
*Southeast Peers  Comparison reflects corresponding bank level data for Aquesta Bank, Athens Federal Community Bank, NA, Bank of Botetourt, Bank of Charles Town, Bank of
Oak Ridge, Bank of South Carolina, Capon Valley Bank, Carolina Trust Bank, Citizens Bank & Trust, Citizens Bank and Trust Company, Citizens Trust Bank, First IC Bank, First
National Bank, First Reliance Bank, Grant County Bank, Heritage Bank (Jonesboro, GA), Jefferson Security Bank, KS Bank, Inc., Lifestore Bank (MHC), Mechanics and Farmers
Bank, MidSouth Bank, Paragon Bank, Planters First Bank, Southeastern Bank, Southwest Georgia Bank, and Surrey Bank & Trust.

INVESTORS.PRIMEMERIDIANBANK.COM
|  OTCQX: PMHG

Increasing Franchise Value
CAGR=compound annual growth rate. Unless otherwise indicated, all financial data as of December 31 of the respective year unless noted. Source: S&P Global, internal company documents.
86
116
147
183
184
218
275
298
309
2010
2011
2012
2013
2014
2015
2016
2017
2018Q1
Total Deposits
($ in millions)

INVESTORS.PRIMEMERIDIANBANK.COM
|  OTCQX: PMHG

Increasing Franchise Value
1.24
0.96
0.62
0.42
0.35
0.35
0.33
0.41
0.53
2010
2011
2012
2013
2014
2015
2016
2017
2018Q1
Cost of Funds (%)
CAGR=compound annual growth rate. Unless otherwise indicated, all financial data as of December 31 of the respective year unless noted. Source: S&P Global, internal company documents.

INVESTORS.PRIMEMERIDIANBANK.COM
|  OTCQX: PMHG

Building Shareholder Value
CAGR=compound annual growth rate.  Note: Prime Meridian raised $12.8 million in a common stock offering in 2008; approximately
$2.0 million in
2010 through the exercise of warrants; $5.4 million in a common stock offering in 2014; and $18.0 million in a common stock offering in 2017  Source: S&P Global, internal company documents.
201
616
1,018
1,149
1,006
1,704
2,220
2,817
536
754
2010
2011
2012
2013
2014
2015
2016
2017
2017Q1
2018Q1
Net Income
($ in thousands)

INVESTORS.PRIMEMERIDIANBANK.COM
|  OTCQX: PMHG

0.12
0.41
0.68
0.77
0.59
0.88
1.12
1.04
0.27
0.24
2010
2011
2012
2013
2014
2015
2016
2017
2017Q1
2018Q1
Earnings Per Share ($)
Building Shareholder Value
CAGR=compound annual growth rate.  Note: Prime Meridian raised $12.8 million in a common stock offering in 2008; approximately
$2.0 million in
2010 through the exercise of warrants; $5.4 million in a common stock offering in 2014; and $18.0 million in a common stock offering in 2017  Source: S&P Global, internal company documents.

INVESTORS.PRIMEMERIDIANBANK.COM
|  OTCQX: PMHG

Building Shareholder Value
CAGR=compound annual growth rate.  Note: Prime Meridian raised $12.8 million in a common stock offering in 2008; approximately
$2.0 million in
2010 through the exercise of warrants; $5.4 million in a common stock offering in 2014; and $18.0 million in a common stock offering in 2017  Source: S&P Global, internal company documents.
13.7
15.1
16.0
16.4
22.9
24.9
27.1
47.0
46.9
2010
2011
2012
2013
2014
2015
2016
2017
2018Q1
Total Equity
($ in millions)

INVESTORS.PRIMEMERIDIANBANK.COM
|  OTCQX: PMHG

Building Shareholder Value
CAGR=compound annual growth rate.  Note: Prime Meridian raised $12.8 million in a common stock offering in 2008; approximately
$2.0 million in
2010 through the exercise of warrants; $5.4 million in a common stock offering in 2014; and $18.0 million in a common stock offering in 2017  Source: S&P Global, internal company documents.
9.18
10.09
10.72
10.92
11.78
12.62
13.51
15.06
15.03
2010
2011
2012
2013
2014
2015
2016
2017
2018Q1
Tangible Book Value Per Share ($)

INVESTORS.PRIMEMERIDIANBANK.COM
|  OTCQX: PMHG

Growth through support of shareholders
Continue to evaluate acquisition and/or branching
opportunities
Maintain our position as one of the top mortgage
originators in the Leon market
Assess current and emerging products and services
that capitalize on market conditions
Goals | 2018-2019

INVESTORS.PRIMEMERIDIANBANK.COM
|  OTCQX: PMHG

Who We Are. What We Stand For.
MISSION
Building bankers to serve our clients and community
in order to optimize shareholder value.
PURPOSE
Banking
done right, right away.
CORE
PRINCIPLES
•
Passion
–
level of intense excellence and commitment beyond simply meeting requirements
•
Grace
–
high level of service with courtesy and compassion
•
Integrity
–
doing the right thing because it’s the right thing to do
•
Tenacity
–
culture of looking at new ideas, tackling challenges and overcoming obstacles
•
Accountability
–
personally accepting full and ultimate responsibility
as well as holding
one another accountable.
Company Culture

INVESTORS.PRIMEMERIDIANBANK.COM
|  OTCQX: PMHG

Best Banks To Work For
Since 2015
5 Star Rating
(32 Consecutive Quarters by Bauer Financial, the
nation's leading bank rating and research firm)
Ranked #19 on the OTCQX Best 50:
the top performing companies on the OTCQX
Best Market based on 2017 total return and growth in
average daily dollar volume
Company Culture

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